UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

KEYARCH ACQUISITION CORPORATION.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41243	98-1600074
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Madison Avenue, 39th Floor
New York, New York	10016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 914-434-2030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable warrant and one right	KYCHU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	KYCH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KYCHW	The Nasdaq Stock Market LLC
Rights to receive one-tenth of one Class A Ordinary Share included as part of the units	KYCHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 24, 2022, the Registration Statement on Form S-1 (File No. 333-261500) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Keyarch Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On January 27, 2022, the Company consummated the IPO of 10,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value (the “Class A Ordinary Shares”), one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment and one right to receive one-tenth of one Class A Ordinary Share (the “Public Rights”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated January 24, 2022, among the Company and EarlyBirdCapital, Inc. as representative of the several underwriters (the “Representative”), which contains customary representations and warranties and indemnification of the Representative by the Company;

●	a Business Combination Marketing Agreement (the “Business Combination Marketing Agreement”), dated January 24, 2022, by and among the Company and the Representative as advisor in connection with the Company’s initial business combination (the “Advisor”), pursuant to which the Company will pay the Advisor (i) a finder fee (the “Finder Fee”) upon the consummation of the Company’s initial business combination (the “Business Combination”) equal to 1.0% of the Total Consideration (as defined in the Business Combination Marketing Agreement”) paid with respect to the Business Combination and (ii) a marketing and advisory fee (the “Marketing Fee” and, together with the Finder Fee, the “Fee”) upon the consummation of the Business Combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the IPO, and whereby the Advisor’s right to payment of the Fee is conditioned upon the Company’s consummation of its initial business combination;

●	a Public Warrant Agreement, dated January 24, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Public Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Public Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Public Warrants; provision for amendments to the Public Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	a Private Warrant Agreement, dated January 24, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Private Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the warrants purchased as part of the Private Units (as defined below) (such warrants, the “Private Warrants”); certain adjustment features of the terms of exercise; certain registration rights of the holders of Private Warrants; provision for amendments to the Private Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●

a Rights Agreement, dated January 24, 2022, between the Company and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agreement”), which sets forth the expiration of and procedure for exchanging the Rights; certain other provisions relating to exchange of the Rights; provision for amendments to the Rights Agreement; and indemnification of the rights agent by the Company under the Rights Agreement;

●	a Letter Agreement, dated January 24, 2022, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor.

●	an Investment Management Trust Agreement, dated January 24, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Units, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration Rights Agreement, dated January 24, 2022, among the Company, the Sponsor (as defined below) and certain investors of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other shareholders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities;

●	a Private Placement Unit Subscription Agreement (the “Private Placement Unit Subscription Agreement”), dated January 24, 2022 between the Company, Keyarch Global Sponsor Limited (the “Sponsor”) and the Representative, pursuant to which the Company sold an aggregate of 500,000 private placement units (the “Private Units”) of the Company (consisting of 450,000 Private Units purchased by the Sponsor and 50,000 Private Units to be purchased by the Representative), each Private Unit consisting of one Class A Ordinary Share, one Private Warrant and one Right, at a price of $10.00 per Private Unit;

●	an Administrative Services Agreement, dated January 24, 2022, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for up to $10,000 per month until the earlier of the Company’s initial business combination or liquidation; and

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3, 10.1, 10.2, 10.3, 10.4 and 10.5 respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 500,000 Private Units (of which 450,000 Private Units were purchased by the Sponsor and 50,000 Private Units were purchased by the Representative) at a price of $10.00 per Private Unit, generating total proceeds of $5,000,000. The Private Units are substantially similar to the Public Units except as otherwise disclosed in the Registration Statement. The Private Units were sold pursuant to the Private Placement Unit Subscription Agreement.

Item 5.03. Amendments to Memorandum and Articles of Association.

On January 12, 2022 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement between the Company and the Representative
1.2	Business Combination Marketing Agreement between the Company and the Representative
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Public Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
4.2	Private Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
4.3	Rights Agreement between Continental Stock Transfer & Trust Company and the Company
10.1	Letter Agreement among the Company and its officers, directors and the Sponsor
10.2	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company
10.3	Registration Rights Agreement among the Company, the Sponsor and certain other investors named therein
10.4	Private Placement Unit Subscription Agreement between the Company, the Sponsor, and the Representative
10.5	Administrative Services Agreement between the Company and the Sponsor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2022	KEYARCH ACQUISITION CORPORATION

	By:	/s/ Kai Xiong
	Name:	Kai Xiong
	Title:	Chief Executive Officer and Director